QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of California Independent Bancorp, a California corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Form10-K") that, to the best of their knowledge:

  (1)
  the Form10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 25, 2003	/S/ JOHN I. JELAVICH John I. Jelavich President and Chief Executive Officer
Date: March 25, 2003	/S/ KEVIN R. WATSON Kevin R. Watson Chief Financial Officer and Corporate Secretary

QuickLinks

  Exhibit 99.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)